Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES -0XLEY ACT OF 2002

         In connection with the Annual Report of Cal Alta Auto Glass, Inc. (the "Company") on Form 10-KSB/A for the period ending December 31, 2007,as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank Aiello, President of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 10, 2008
/s/ Frank Aiello
Frank Aiello

President/CEO/ Principal Accounting Officer